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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                January 24, 1997
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


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
                                                    1-14556
          DELAWARE                                  0-21857                      86-0786101
       (State or other jurisdiction           (Commission File Number)        (I.R.S. Employer
        of incorporation)                                                    Identification No.)
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                           2664 South Litchfield Road
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)

                                 (602) 925-0731
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

         On January 24, 1997, the Board of Directors of Poore Brothers, Inc. (the "Company") appointed Eric J. Kufel as the Company's new President and Chief Executive Officer, effective February 3, 1997. Mr. Kufel was also elected to the Board of Directors. The Board of Directors also accepted the resignation of David J. Brennan, the current President and Chief Executive Officer, effective February 2, 1997. Mr. Brennan will remain on the Company's Board of Directors.

         On January 27, 1996, the Registrant issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 31, 1997             POORE BROTHERS, INC.


                                   By:_______________________________
                                      Jeffrey H. Strasberg
                                      Vice President, Chief Financial Officer,
                                      Treasurer and Secretary
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                                  EXHIBIT INDEX

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    EXHIBIT NUMBER                                        DESCRIPTION

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          99                                 Press Release, dated January 27, 1997
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